UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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COMMONWEALTH BIOTECHNOLOGIES, INC.

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January 5, 2007

Dear Shareholder,

Within a few days, you will be receiving a proxy statement asking you to consider the acquisition of Mimotopes Pty Ltd, an Australian limited company (Mimotopes) by Commonwealth Biotechnologies, Inc. (CBI). I am taking this opportunity to write directly to you on behalf of the entire Board of Directors of CBI to encourage you to cast your votes “FOR” the acquisition.

While the proxy is detailed in the financials and the description of the business to be acquired, I would like to bring to your attention some of the, perhaps, less obvious benefits that CBI believes will accrue as a result of this acquisition. These benefits essentially fall into three critical areas for CBI’s business: management, sales and marketing, and relationships with industry partners.

With respect to management, Mimotopes has an excellent executive management team and its current Executive Director, Dr. Paul D’Sylva, will assume the CEO position of CBI upon the completion of the acquisition of Mimotopes. Dr. D’Sylva has a strong background in finance and corporate affairs. Additionally, he will complement the strong technical expertise of the current CBI management team.

CBI’s sales and marketing will benefit from Mimotopes’ seasoned sales force, which is positioned in the major global biotechnology markets of North America and Europe, as well as the rapidly expanding Asian market. Currently, CBI has minimal direct sales capabilities. Further, Mimotopes has established business operations spanning nearly 20 years, a highly respected brand, and an extensive client list.

Finally, CBI’s industry relationships will be enhanced. For example, through the efforts of Dr. D’Sylva, Mimotopes has established important relationships with some of the major players in the biotechnology industry, including Invitrogen Corporation, Genzyme Pharmaceuticals, Inc., and Amgen, Inc. CBI expects these relationships to continue to develop and for new ones to be established going forward.

While it is not possible to quantitate the above, CBI believes these intangibles bring significant added value to this transaction.

Over the last several months, CBI’s Board of Directors has carried out an exhaustive evaluation of the value this transaction to CBI, including commissioning an independent third party fairness opinion. The fairness opinion concluded that this transaction as contemplated was neutral to accretive and is financially fair to the shareholders of CBI.

Again, the Board of Directors of CBI encourages you vote “FOR” the acquisition. Please cast your votes at your first opportunity. You may do so by mail, telephone, or via the internet as detailed in the proxy itself.

If there are any questions that you have after receiving and reading the proxy, I encourage you to give me a call (800-735-9224) or send me an e-mail at rfreer@cbi-biotech.com.

Best wishes for the New Year and thank you for your continued support of CBI.

Sincerely,

Richard J. Freer, Ph.D.

Chairman and Chief Operating Officer

Attachment: Additional Information

Additional Information

Forward-Looking Statements

This letter includes forward-looking statements, including those regarding the proposed acquisition of Mimotopes by CBI and the anticipated reach, capabilities and opportunities for the combined company, marketing opportunities, expected customer base, and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect CBI’s current expectations. Statements including words such as “anticipate,” “propose,” “estimate,” “believe” or “expect” and statements in the future tense are forward-looking statements. These forward- looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed transaction may not be completed in a timely manner, if at all; risks related to the successful offering of the combined company’s services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact CBI’s and Mimotopes’ businesses. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, the operating results of CBI and Mimotopes could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, CBI intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SHAREHOLDERS OF CBI ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY CBI WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by CBI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders of CBI may obtain free copies of the documents filed with the SEC by contacting CBI at 804-648-3820, or by email to rfreer@cbi-biotech.com. You may also read and copy any reports, statements and other information filed by CBI with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

CBI and its executive officers and directors may be deemed to be participants in the solicitation of proxies from CBI shareholders in favor of the proposed transaction. Certain executive officers and directors of CBI have interests in the transaction that may differ from the interests of stockholders generally. These interests will be described in the proxy statement when it becomes available.